UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 30, 2026
HBT FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39085	37-1117216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 North Hershey Rd Bloomington, Illinois		61704
(Address of principal executive offices)		(Zip Code)
(309) 662-4444
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HBT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
As previously disclosed, on October 20, 2025, HBT Financial, Inc. (“HBT” or the “Company”) and CNB Bank Shares, Inc. (“CNB”) entered into an Agreement and Plan of Merger in connection with HBT's proposed acquisition of CNB and its wholly owned bank subsidiary, CNB Bank & Trust, N.A. On January 26, 2026, CNB's shareholders approved the proposed transaction at a special meeting of its shareholders. Also, as of January 30, 2026, all of the required regulatory approvals for the proposed transaction have been obtained.
The closing of the proposed merger remains subject to certain other customary closing conditions and, as a result, the merger is expected to close on or around February 27, 2026.
Special Note Regarding Forward-Looking Statements
Certain statements in this Current Report on Form 8-K and the exhibits filed herewith, including statements regarding the expected timetable for completion of the merger, the results, effects and benefits of the merger, future opportunities and any other statements regarding future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are forward-looking statements based on assumptions currently believed to be valid. Forward-looking statements may include statements relating to the Company’s plans, strategies and expectations, near-term loan growth, net interest margin, mortgage banking profits, wealth management fees, expenses, asset quality, capital levels, continued earnings, and liquidity. Forward-looking statements are generally identifiable by use of the words “believe,” “may,” “will,” “should,” “could,” “expect,” “estimate,” “intend,” “anticipate,” “project,” “plan” or similar expressions. Forward-looking statements are frequently based on assumptions that may or may not materialize and are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995.
These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the risk that a condition to closing of the merger may not be satisfied, that either party may terminate the merger agreement or that the closing of the merger might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the merger; the diversion of management time on merger-related issues; the ultimate timing, outcome and results of integrating the operations of CNB into those of HBT; the effects of the merger with CNB in HBT’s future financial condition, results of operations, strategy and plans; and regulatory approvals of the merger.
Additional factors that could cause results to differ materially from those described above can be found in HBT’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 7, 2025, and in its subsequently filed Quarterly Reports on Form 10-Q, and in other documents HBT files with the SEC, each of which is on file with the SEC and available from HBT’s website at https://ir.hbtfinancial.com.
All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither HBT nor CNB assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HBT FINANCIAL, INC.

	By:	/s/ Peter R. Chapman
Name: Peter R. Chapman
Title: Chief Financial Officer

Date: February 2, 2026